UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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 FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 10, 2021
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Perrigo Company plc

(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74
+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	PRGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.    Results of Operations and Financial Condition

On November 10, 2021, Perrigo Company plc (the “Company”) released earnings for the third quarter ended October 2, 2021. The press release related to the Company’s earnings is attached as Exhibit 99.1.

    The Company provides non-GAAP financial measures as additional information that it believes is useful to investors and analysts in evaluating the performance of the Company's ongoing operating trends, facilitating comparability between periods and companies in similar industries and assessing the Company's prospects for future performance. These non-GAAP financial measures exclude items, such as impairment charges, amortization expense, restructuring charges, and acquisition and integration-related charges, that by their nature affect comparability of operational performance or that we believe obscure underlying business operational trends. The intangible asset amortization excluded from these non-GAAP financial measures represents the entire amount recorded within the Company’s GAAP financial statements and is excluded because the amortization, unlike the related revenue, is not affected by operations of any particular period unless an intangible asset becomes impaired or the estimated useful life of an intangible asset is revised. The revenue generated by the associated intangible assets has not been excluded from the related non-GAAP financial measure. The non-GAAP measures the Company provides are consistent with how management analyzes and assesses the operating performance of the Company, and disclosing them provides investor insight into management’s view of the business. Management uses these adjusted financial measures for planning and forecasting in future periods, and evaluating segment and overall operating performance. In addition, management uses certain of the profit measures as factors in determining compensation.

    Non-GAAP measures related to profit measurements, which include adjusted gross profit, adjusted operating income, adjusted net income, adjusted diluted earnings per share, adjusted gross margin and adjusted operating margin are useful to investors as they provide them with supplemental information to enhance their understanding of the Company’s underlying business performance and trends, and enhance the ability of investors and analysts to compare the Company’s period-to-period financial results. Management believes that adjusted gross margin and adjusted operating margin are useful to investors, in addition to the reasons discussed above, by allowing them to more easily compare and analyze trends in the Company’s peer business group and assisting them in comparing the Company’s overall performance to that of its competitors. The Company discloses organic net sales growth, which excludes the 2020 acquisitions of the oral self-care assets of High Ridge Brands, including Dr. Fresh®, REACH® and Firefly® brands ("Dr. Fresh") and the Eastern European brands acquisition, as well as the impact of currency. These adjustments together help investors understand the business on both a continuing and going-forward basis without the exogenous impact of foreign exchange. The Company believes these supplemental financial measures provide investors with consistency in financial reporting, enabling meaningful comparisons of past, present and future underlying operating results, and also facilitate comparison of the Company’s operating performance to the operating performance of its competitors.

    Investors should consider the non-GAAP measures provided in the attached earnings release in conjunction with, and not in lieu of, the Company's reported financial statements in accordance with GAAP.
    In deriving some or all of the non-GAAP measures provided, reported results for the periods below were adjusted for the following items:

Three Months Ended October 2, 2021 Results

•Amortization expense related primarily to acquired intangible assets
•Acquisition and integration-related charges and contingent consideration adjustments
•Unusual litigation
•Net SPA arbitration settlement award
•Impairment charges
•(Gain) Loss on divestitures
•Restructuring charges and other termination benefits
•Non-GAAP tax adjustments
•Foreign currency translation movement
•Eastern European Brands acquisition net sales

Three Months Ended September 26, 2020 Results

•Amortization expense related primarily to acquired intangible assets
•Restructuring charges and other termination benefits
•Change in financial assets
•(Gain) Loss on divestitures
•(Gain) Loss on investment securities
•Acquisition and integration-related charges and contingent consideration adjustments
•Unusual litigation
•Loss on early debt extinguishment
•Non-GAAP tax adjustments
•Indirect RX business support costs
•Separation and reorganization expense

Nine Months Ended October 2, 2021 Results

•Amortization expense related primarily to acquired intangible assets
•Acquisition and integration-related charges and contingent consideration adjustments
•(Gain) loss on divestitures
•Net SPA arbitration settlement award
•Unusual litigation
•Restructuring charges and other termination benefits
•Separation and reorganization expense
•Impairment charges
•(Gain) Loss on investment securities
•Indirect RX business support costs
•Non-GAAP tax adjustments
•Foreign currency translation movement
•Dr. Fresh net sales
•Eastern European Brands acquisition net sales

Nine Months Ended September 26, 2020 Results

•Amortization expense related primarily to acquired intangible assets
•Change in financial assets
•(Gain) Loss on investment securities
•(Gain) loss on divestitures
•Acquisition and integration-related charges and contingent consideration adjustments
•Separation and reorganization expense
•Restructuring charges and other termination benefits
•Unusual litigation
•Loss on early debt extinguishment
•Non-GAAP tax adjustments
•Indirect RX business support costs
•Rosemont Pharmaceuticals business net sales

    The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description

99.1	Press Release issued by Perrigo Company plc on November 10, furnished solely pursuant to Item 2.02 of Form 8-K.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Raymond P. Silcock
Dated:	November 10, 2021		Raymond P. Silcock
Chief Financial Officer